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                                                                   EXHIBIT 10.33












                                 FIRST AMENDMENT

                                       TO

                        NATURAL GAS ADVANCE SALE CONTRACT

                                     between

                        COLUMBIA NATURAL RESOURCES, INC.,
                                   as Seller,

                                       and

                               MAHONIA II LIMITED,
                                  as Purchaser,

                         Effective as of March 30, 2001
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              FIRST AMENDMENT TO NATURAL GAS ADVANCE SALE CONTRACT

           This FIRST AMENDMENT TO NATURAL GAS ADVANCE SALE CONTRACT (this "First Amendment") executed effective as of the 30th of March, 2001 (the "Effective Date") is between COLUMBIA NATURAL RESOURCES, INC., a Texas corporation ("Seller"), and MAHONIA II LIMITED, a Jersey company ("Purchaser").

                                    RECITALS

           A. Seller and Purchaser are parties to that certain Natural Gas Advance Sale Contract dated as of August 24, 2000 (the "Natural Gas Advance Sale Contract") and that certain Confirmation of Natural Gas Advance Sale executed on August 25, 2000 related thereto (the "Confirmation Letter"), pursuant to which Seller sold, and Purchaser bought, certain volumes of Natural Gas to be delivered by Seller to Purchaser in each calendar month commencing with the month of August, 2001, through and including the month of July, 2005 (the "Existing Delivery Schedule").

           B. Seller has requested, and Purchaser has agreed, to amend certain provisions of the Natural Gas Advance Sale Contract and the Confirmation Letter to defer the Existing Delivery Schedule as set forth in Annex 1 attached hereto.

           C. In consideration of Purchaser's agreement to defer certain of Seller's delivery obligations under the Natural Gas Advance Sale Contract and the Confirmation Letter, Seller has agreed to increase the total volumes of Natural Gas to be delivered by Seller to Purchaser under the Natural Gas Advance Sale Contract and the Confirmation Letter in accordance with the terms hereof.

           D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Defined Terms. Each capitalized term which is defined in the Natural Gas Advance Sale Contract, but which is not defined in this First Amendment, shall have the same meaning as defined in the Natural Gas Advance Sale Contract. Unless otherwise indicated, all section and paragraph references in this First Amendment refer to sections and paragraphs of the Natural Gas Advance Sale Contract.

           Section 2. Amendments to Natural Gas Advance Sale Contract.

           2.1       Amendments to Section 1.01.

           (a) The following definitions of "Amended and Restated Confirmation Letter," "First Amendment" and "First Amendment to Guaranty Agreement" are hereby added to Section 1.01 where alphabetically appropriate:

                      "Amended and Restated Confirmation Letter" shall have the meaning set forth in Section 2.01(a).

                      "First Amendment" shall mean that certain First Amendment to Natural Gas Advance Sale Contract dated as of March 30, 2001 between Seller and Purchaser.



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                      "First Amendment to Guaranty Agreement" shall mean that
           certain First Amendment to Guaranty dated as of March 30, 2001 between Guarantor and Purchaser.

                      (b) The definition of "Confirmation Letter" is hereby amended to read as follows:

                      "Confirmation Letter" shall mean that certain Confirmation of Natural Gas Advance Sale between Purchaser and Seller executed on August 25, 2000.

                      (c) The definition of "Delivery Month" is hereby amended to read as follows:

                      "Delivery Month" means each calendar month commencing with the month of April, 2002, through and including the month of January, 2006.

                      (d) The definition of "Guaranty Agreement" is hereby amended to read as follows:

                     "Guaranty Agreement" shall mean that certain Guaranty dated of even date herewith given by Guarantor in favor of Purchaser to secure the payment and performance obligations of Seller under this Agreement and the Confirmation Letter, as set forth therein, as amended by the First Amendment to Guaranty, and as the same may be amended, modified or replaced from time to time.

           2.2 Other Amendments. The definition of "Agreement" in the introductory paragraph is hereby amended to read as follows:

                      (as amended by the First Amendment and as the same may be further amended from time to time, this "Agreement")

           2.3 Amendment to Section 2.01. Section 2.01(a) is hereby amended to read as follows:

                     (a) On August 25, 2000, Purchaser and Seller executed the Confirmation Letter. On or before March 30, 2001, Purchaser and Seller shall agree upon and execute an amended and restated Confirmation Letter in substantially the form of Annex 1 attached to the First Amendment (the "Amended and Restated Confirmation Letter"). If on or before March 30, 2001, the Amended and Restated Confirmation Letter has not been executed and delivered by the parties hereto, then the First Amendment shall terminate and be null and void without any further actions by the parties; provided in no event shall the failure of the parties to execute the Amended and Restated Confirmation Letter affect the rights and obligations of the parties with respect to the volumes of Natural Gas sold and to be delivered under the Confirmation Letter.

                     The Confirmation Letter specified as of the date thereof
           (i) a mutually acceptable Prepaid Price with respect to the Natural Gas to be delivered thereunder, (ii) the date on which the Prepaid Price in respect of such Natural Gas was paid, and (iii) for each Delivery Month, the Required Delivery Quantity.

                     The Amended and Restated Confirmation Letter shall amend and restate the delivery and receipt obligations of the parties under the Confirmation Letter, and shall specify for each Delivery Month, the Delivery Points (if necessary), the Required Delivery Quantity, and the amount thereof to be delivered and received at each such Delivery Point (if necessary), each as mutually agreed by Purchaser and Seller. No

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           additional Prepaid Price or other consideration shall be due by
           Purchaser in connection with the execution and delivery of the Amended and Restated Confirmation Letter.

           Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Purchaser of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be satisfactory to the Purchaser in form and substance:

           3.1 Transaction Documents. The Purchaser shall have received multiple counterparts of each of the following documents, each executed and delivered by a duly authorized officer of each party thereto:

           (a)       This First Amendment;

           (b)       The Amended and Restated Confirmation Letter;

           (c)       The First Amendment to Guaranty Agreement;

           (d) A certificate of the Secretary or an Assistant Secretary of Seller setting forth (i) resolutions of its Board of Directors with respect to the authorization of the Seller to execute and deliver this First Amendment and the other documents described in Section 3.1(b) - (d) hereof to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Person (y) who are authorized to sign such agreements and
(z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents in connection with such agreements and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) that no change has been made to its certificate of incorporation and by-laws since August 24, 2000;

           (e) A certificate of the Secretary or an Assistant Secretary of Guarantor setting forth (i) resolutions of its Board of Directors with respect to the authorization of the Guarantor to execute and deliver the First Amendment to Guaranty Agreement and the other documents described in Section 3.1(b) - (d) hereof to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Person (y) who are authorized to sign such agreements and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents in connection with such agreements and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and
(iv) that no change has been made to its certificate of incorporation and by-laws since August 24, 2000; and

           (f) An opinion of in-house counsel to Seller and Guarantor, in form and substance reasonably satisfactory to the Purchaser.

           3.2 No Event of Default or Event of Change. No Event of Default or Event of Change shall have occurred and be continuing as of the Effective Date.

           Section 4. Representations and Warranties; Etc. Each party hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Transaction Document to which it is a party are true and correct in all material respects as though made on and as of the Effective Date, and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no defaults exist under the Transaction Documents or will exist under the Transaction Documents.

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
           Section 5.Miscellaneous.

           5.1 Ratification and Affirmation of Transaction Documents. Each of the parties hereby expressly (i) acknowledges and agrees to the terms of this First Amendment, (ii) confirms and ratifies all of its obligations, liabilities and duties under each of the Transaction Documents to which it is a party as amended hereby, (iii) acknowledges its continued liability under each of the Transaction Documents to which it is a party and agrees that each such Transaction Document shall continue in full force and effect in accordance with the terms of such Transaction Document as amended hereby.

           5.2 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

           5.3 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE NATURAL GAS ADVANCE SALE CONTRACT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

           5.4 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.

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           IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed effective as of the date first written above.

SELLER:                    COLUMBIA NATURAL RESOURCES, INC.


                           By: /s/ R.Neal Pierce
                           Name:   R.Neal Pierce
                           Title:  Vice President and Secretary




PURCHASER:                 MAHONIA II LIMITED


                           By: /s/ Ian James
                           Name:   Ian James
                           Title:  Director




[Signature Page - First Amendment to Natural Gas Advance Sale Contract between Columbia Natural Resources, Inc., as Seller, and Mahonia II Limited, as Purchaser]
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                                     Annex 1

                Form of Amended and Restated Confirmation Letter










                                    Annex 1-1

                              AMENDED AND RESTATED
                    CONFIRMATION OF NATURAL GAS ADVANCE SALE


Columbia Natural Resources, Inc.
900 Pennsylvania Avenue
Charleston, West Virginia  25362-0070


This is to confirm that, under the terms of the Natural Gas Advance Sale Contract between Columbia Natural Resources, Inc ("CNR") and Mahonia II Limited ("Mahonia") dated as of August 24, 2000 (the "Advance Sale Contract" terms not defined herein having the meaning therein given), as amended by the First Amendment To Natural Gas Advance Sale Contract dated as of March 30, 2001, the following Required Delivery Quantities for each Delivery Month delivered at the Delivery Point.


NATURAL GAS DELIVERY SCHEDULE:                                     See attached



MAHONIA II LIMITED

By: /s/  Ian James

Name: Ian James

Title:  Director


ACCEPTED AND AGREED:

COLUMBIA NATURAL RESOURCES, INC.

By: /s/ Neal Pierce

Name: R. Neal Pierce

Title: Vice President and Secretary

                                       1
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               REQUIRED DELIVERY QUANTITY FOR EACH DELIVERY MONTH

                                                      Required Delivery
                                                         Quantity
Delivery Month                                        (MMBtu/day)
--------------                                        -----------
August-01                                                -0-
September-01                                             -0-
October-01                                               -0-
November-01                                              -0-
December-01                                              -0-
January-02                                               -0-
February-02                                              -0-
March-02                                                 -0-
April-02                                                  72,500
May-02                                                    72,500
June-02                                                   72,500
July-02                                                   72,500
August-02                                                 72,500
September-02                                              72,500
October-02                                                72,500
November-02                                               72,500
December-02                                               72,500
January-03                                                81,310
February-03                                               81,310
March-03                                                  81,310
April-03                                                  81,310
May-03                                                    81,310
June-03                                                   81,310
July-03                                                   81,310
August-03                                                 81,310
September-03                                              81,310
October-03                                                81,310
November-03                                               81,310
December-03                                               81,310
January-04                                                81,310
February-04                                               81,310
March-04                                                  81,310
April-04                                                  81,310
May-04                                                    81,310
June-04                                                   81,310
July-04                                                   81,310
August-04                                                 81,310
September-04                                              81,310
October-04                                                81,310
November-04                                               81,310
December-04                                               81,310
January-05                                                80,000
February-05                                               80,000
March-05                                                  80,000

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
April-05                                                  80,000
May-05                                                    80,000
June-05                                                   80,000
July-05                                                   80,000
August-05                                                 29,952
September-05                                              29,952
October-05                                                29,952
November-05                                               29,952
December-05                                               29,952
January-06                                                29,952
February-06                                               27,838

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